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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 16, 2000


                Date of Report (date of earliest event reported)

                         AURORA BIOSCIENCES CORPORATION
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               (Exact name of Registrant as specified in charter)


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
             DELAWARE                       0-22669                     33-0669859
--------------------------------- ---------------------------- -----------------------------
 (State or other jurisdiction of    (Commission File Number)          (I.R.S. Employer
          incorporation)                                            Identification No.)
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                              11010 TORREYANA ROAD
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 404-6600



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.        Other Events

       On November 16, 2000, Aurora Biosciences Corporation, a Delaware corporation ("Aurora"), Aurora Acquisition Corp., a Wisconsin corporation and a wholly owned subsidiary of Aurora ("Merger Sub"), and PanVera Corporation, a Wisconsin corporation ("PanVera") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into PanVera (the "Merger") with PanVera as the surviving corporation. In connection with the Merger, certain stockholders of PanVera holding approximately 65.4% of the outstanding shares of common stock of PanVera entered into voting agreements with Aurora pursuant to which the stockholders committed to vote their shares of PanVera common stock in support of the Merger.

       Attached hereto and incorporated herein by reference in their entirety as Exhibits 99.1, 99.2 and 99.3, respectively, are copies of the Merger Agreement, the form of Voting Agreement and a joint press release of Aurora and PanVera announcing the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (a)    Financial Statements.

              Not applicable.

       (b)    Pro Forma Financial Information.

              Not applicable.

       (c)    Exhibits

              99.1 Agreement and Plan of Merger and Reorganization dated as of November 16, 2000, by and among Aurora Biosciences Corporation, Aurora Acquisition Corp. and PanVera Corporation.

              99.2 Form of Voting Agreement between Aurora Biosciences Corporation and certain stockholders of PanVera Corporation.

              99.3 Joint Press Release dated November 17, 2000, announcing the execution of the Agreement and Plan of Merger and Reorganization.



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              Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2000                    AURORA BIOSCIENCES CORPORATION


                                             /s/ John Pashkowsky
                                            ------------------------------------
                                             Name: John Pashkowsky
                                             Title: Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit Number                                   Exhibit Title
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
     99.1              Agreement and Plan of Merger and Reorganization dated as of
                       November 16, 2000 by and among Aurora Biosciences Corporation,
                       Aurora Acquisition Corp. and PanVera Corporation

     99.2              Form of Voting Agreement between Aurora
                       Biosciences Corporation and certain stockholders of PanVera Corporation.


     99.3 Joint Press Release dated November 17, 2000, announcing the execution of the Agreement and Plan of Merger and Reorganization.
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